EXHIBIT 32.1

Certification Pursuant to Section 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of CIT Group Inc. (“CIT”) on Form 10-Q for the quarter ended June 30, 2008, filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey M. Peek, the Chief Executive Officer of CIT, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIT.

Dated: August 11, 2008

/s/ Jeffrey M. Peek
Jeffrey M. Peek
Chairman and Chief Executive Officer
CIT Group Inc.